SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2010

Exmovere Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-52713	20-8024018
(State or other jurisdiction of incorporation or organization)	(Commission file no.)	(IRS Employee Identification No.)

1600 Tysons Boulevard
8th Floor
McLean, VA 22102
(Address of Principal Executive Offices)

(703) 245-8513
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 22, 2010, Exmovere Holdings, Inc. (the “Company”) and Sarah Park, an individual (“Developer”) executed a Sale Development Agreement (the “Agreement”) to be effective as of May 24, 2010.  Pursuant to the Agreement, the Developer granted to the Company all of her rights and interests in the designs for a motor vehicle that will be beneficial for individuals with impaired mobility and compliment the Exmovere Chariot.  The Developer also was required to provide development services to the Company.  The Company has agreed to issue 14,286 shares of common stock to Developer and pay Developer a total of $10,000 in installments of $2,500 for each milestone delivered pursuant to the Agreement.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Agreement as described in Item 1.01, we issued 14,286 shares of our Common Stock to the Developer in exchange for the rights and services granted pursuant to the Agreement.

Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933. These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

The foregoing description of the Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Agreement (excluding confidential exhibits) attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

10.1	Sale Development Agreement between Exmovere Holdings, Inc. and Sarah Park.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Exmovere Holdings, Inc.

By:	/s/ David Bychkov
David Bychkov Chief Executive Officer

Date: June 24, 2010

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